REDWOOD MANAGED VOLATILITY FUND

Class I RWDIX

Class N RWDNX

Class Y RWDYX

A Series of Two Roads Shared Trust

Supplement dated March 25, 2014
to the Statement of Additional Information (“SAI”) dated November 1, 2013

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Effective immediately, the following replaces in its entirety the section entitled “Open-End Investment Companies” under the heading “Types of Investments, Strategies and Related Risks” on page 1 of the SAI:

Open-End Investment Companies

The Fund may invest in shares of open-end investment companies. The Fund and any “affiliated persons,” as defined by the 1940 Act, may purchase in the aggregate only up to 3% of the total outstanding securities of any underlying fund unless: (i) the underlying investment company and/or the Fund has received an order for exemptive relief from such limitations from the Securities and Exchange Commission (“SEC”); and (ii) the underlying investment company and the Fund take appropriate steps to comply with any conditions in such order. Accordingly, when affiliated persons hold shares of any of the underlying funds, the Fund’s ability to invest fully in shares of those funds is restricted, and the Adviser must then, in some instances, select alternative investments that would not have been its first preference. The 1940 Act also provides that an underlying fund whose shares are purchased by the Fund will be obligated to redeem shares held by the Fund only in an amount up to 1% of the underlying fund’s outstanding securities during any period of less than 30 days. Under certain circumstances an underlying fund may determine to make payment of a redemption by the Fund wholly or partly by a distribution in kind of securities from its portfolio, in lieu of cash, in conformity with the rules of the Securities and Exchange Commission (“SEC”). In such cases, the Fund may hold securities distributed by an underlying fund until the Adviser determines that it is appropriate to dispose of such securities.

Investment decisions by the investment advisers of the underlying funds are made independently of the Fund and its Adviser. Therefore, the investment adviser of one underlying fund may be purchasing shares of the same issuer whose shares are being sold.

Effective immediately, the following restates and is in addition to the non-fundamental investment restriction entitled “Illiquid Investments” under the heading “Investment Restrictions” on page 24 of the SAI:

4. Illiquid Investments. The Fund will not hold 15% or more of its net assets in securities for which there are legal or contractual restrictions on resale and other illiquid securities. However, if more than 15% of Fund net assets are illiquid, the Fund's Adviser will reduce illiquid assets such that they do not represent more than 15% of Fund assets, subject to timing and other considerations which are in the best interests of the Fund and its shareholders.

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This Supplement and the existing Prospectus and SAI, dated November 1, 2013, provide relevant information for all shareholders and should be retained for future reference.  The Prospectus and the SAI have been filed with the Securities and Exchange Commission, are incorporated by reference, and can be obtained without charge by calling 1-855-RED-FUND (733-3863).